NAMI CORP

Marine Sand Mining Concessions
海洋砂开采特许权



SEABED MAPPING - GEOPHYSICAL - OCEANOGRAPHIC

TEMASEK HIDROTEKNIK

DISCLAIMER

This presentation contains many forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such statements described events or results that we expect to achieve in the future. Such statements are characterized by the use of words such as "believes," "intends," "expects," "anticipates" and similar words or expressions. Such forward-looking statements involve both known and unknown risks and uncertainties that may cause actual results, performance or achievements to differ from those expressed or implied by our forward-looking statements. Projections are only estimates based upon our assumptions and could be affected by numerous factors beyond our control, including the inaccuracy of our assumptions and general economic conditions. Our actual results of operations will vary from our projections and these variances may be material and adverse. Prospective investors are advised to rely upon their own analysis, or that of their advisors and experts, to evaluate the risks and merits of the Company.



Marine Sand Mining Concessions
海洋砂开采特许权

Overview on field data acquisition of sand quality and quantity.

砂土质量与数量现场数据采集综述



Speaker : Mirza Hamza

B.Eng (Electrical, Signals)

Former Fugro Hugin AUV Technician/Survey Engineer

Technical Director for Temasek Allied Engineering (Marine Instrumentation)

SEABED MAPPING - GEOPHYSICAL - OCEANOGRAPHIC

TEMASEK HIDROTEKNIK

What is marine sand mining?
什么是海砂开采?



- Marine sand mining involves the extraction of sand sediment from the seabed for civil construction and reclamation purposes.
- There are 2 types of sand sediment
  - **Sea Sand** – Meant for reclamation purposes
  - **River Sand** – Meant for structure construction applications
- Various methods of sand mining commonly used in Malaysian waters:
  - Suction Dredger
  - Trailer Suction Dredger
  - Trailer Suction Hopper Dredger (TSHD) or 3-in-1

- 海洋砂开采涉及从海床中提取泥沙以进行民用建设和填海的目的。
- 有 2 种沙质沉积物
  - **海砂** - 用于填海目的
  - **河流砂** - 用于结构施工应用
- 马来西亚水域常用的各种砂采方法:
  - 马来西亚水域常用的各种砂采方法:
  - 吸挖泥船
  - 拖车吸挖泥船
  - 3合1拖车吸料斗挖泥船 (TSHD)

Requirement for Sand Mining Concession
对采砂特许权的要求

- Prior to concession grants, a full Environmental Impact Assessment (EIA) has to be carried out
- The requirement includes, but not limited to, field data collection on the applied site with specific area and coordinates.
- The sand sediment field collection are mainly as follow:
  - Multibeam Bathymetry
  - Seismic Survey
  - Hydraulic Modelling
  - Geotechnical Soil Investigation

- 在特许权批准之前, 必须进行全面的环境影响评估 (EIA)
- 该要求包括但不限于在应用站点上具有特定区域和坐标的字段数据收集。
- 砂泥场收集主要有:
  多波束水深
  地型 调查
  水力造型
  土工勘察

01/ Multibeam Bathymetry
多波束测深



Multibeam bathymetry is process of 3D sonar mapping acquisition of the seabed adhering to International Hydrographic Organisation (IHO) standards.

多波束测深是根据国际水文组织标准获取海底3D声纳制图的过程。

Survey grade Multibeams have a range of 224 – 256 beams that " "ping" simultaneously to create a high resolution image of the seafloor at a frequency between 160kHz to 400kHz

测量等级 Multibeams 有 224-256 束的范围, "平" 同时创建一个高分辨率的海底图像在160kHz 到400kHz 之间的频率

01/ Multibeam Bathymetry
多波束测深

Various types of multi beam echo sounders utilised for our mapping works
用于测绘工程的各类多波束



R2Sonic 2020



R2Sonic 2022



WASSP S3 DRX

01/ Multibeam Bathymetry
多波束测深

Processed multi-beam bathymetry images after applying corrections including tidal data (reduced to CD) and offsets.







02/ Seismic Survey
地形调查


SUB BOTTOM PROFILING SURVEY
SEA SURFACE
SEA FLOOR
BURIED PIPELINE

Seismic survey is a mapping of the sub-bottom layer beneath the seabed which is also commonly known as sub-bottom profiling.

地形调查是海底底层的一个映射, 它也通常被称为亚底剖面。

02/ Seismic Survey
地形调查





There are various types of seismic systems such as hull-mounted, towed systems and also Over-the-side (OTS) mounted. Single beam with very low frequency ranging from 6kHz – 33kHz.

各种类型的地形探测系统, 如船体安装, 拖曳系统以及侧面安装。也有低频率从6kHz 到33kHz的单光束。

02/ Seismic Survey
地形调查

From the seismic results, we are able to determine:

- Sediment Type
- Thickness
- Sand Reserve

从地形 的结果, 我们可以确定:

- 沉淀物
- 类型厚度
- 沙储备





03/ Hydraulic Modelling
水力造型

Hydraulic Modelling involves underwater current measurements over a certain period of time.

This is used basically for the study of sediment dispersion in the site area to correlate the effect during actual dredging through sediment plume.

水力模型在一定时间内涉及水下电流测量。

这主要用于研究场地沉积物中的泥沙弥散，从而在实际疏浚过程中与泥沙羽流的关联性。



Northing (m)
Easting (m)
Current Speed (m/s)
7.8025e+06
7.8015e+06
7.8005e+06
7.7995e+06
611000
612000
613000
614000
615000
0.5
0.45
0.4
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0

04/ Geotechnical Works
岩土工程



Geotechnical works involve collecting samples from the surface by a method of grab sampling as well as sub-bottom by a method of gravity coring.

Main purpose is to analyse on the quality of sand through the identification of Particle Size Distribution.

岩土工程涉及以海床采集样品的方法抓取样本以及重力取心法。

主要目的是通过识别颗粒粒度分布来分析砂土的质量。

Future : Marine Mining R&D
未来海洋矿业研发



Seabed Classification using hi-res backscatter



Analysis of seabed topography for archeological exploration

DISCLAIMER

This presentation contains many forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such statements described events or results that we expect to achieve in the future. Such statements are characterized by the use of words such as "believes," "intends," "expects," "anticipates" and similar words or expressions. Such forward-looking statements involve both known and unknown risks and uncertainties that may cause actual results, performance or achievements to differ from those expressed or implied by our forward-looking statements. Projections are only estimates based upon our assumptions and could be affected by numerous factors beyond our control, including the inaccuracy of our assumptions and general economic conditions. Our actual results of operations will vary from our projections and these variances may be material and adverse. Prospective investors are advised to rely upon their own analysis, or that of their advisors and experts, to evaluate the risks and merits of the Company.



SEABED MAPPING - GEOPHYSICAL - OCEANOGRAPHIC

TEMASEK HIDROTEKNIK

NAMI CORP



Thank you!
谢谢！

SEABED MAPPING - GEOPHYSICAL - OCEANOGRAPHIC

TEMASEK HIDROTEKNIK